THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

FLORHAM CONSULTING CORP.

Expires June 30, 2015

No.: __________	Number of Shares: __________
Date of Issuance: June 30, 2010

FOR VALUE RECEIVED, the undersigned, FLORHAM CONSULTING CORP., a Delaware corporation (together with its successors and assigns, the “Issuer”), hereby certifies that __________ (the “Initial Holder”) or his or its registered assigns, is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to __________ (__________) shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 6 hereof.

1.           Term. The term of this Warrant shall commence on the Date of Issuance hereof and shall expire at 5:00 p.m., Eastern Standard Time, on June 30, 2015 (such period being the “Term”).

2.           Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

(a)           Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part during the Term.

(b)           Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and (i) by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election by certified or official bank check or by wire transfer to an account designated by the Issuer, or (ii) by a cashless exercise, pursuant to which the Holder shall be issued that number of Warrant Stock as is determined by multiplying the number of Warrant Stock being purchased hereunder by a fraction, the numerator of which shall be the difference between the then Per Share Market Value of the Common Stock and the Warrant Price, and the denominator of which shall be the then Per Share Market Value of the Common Stock; or (iii) by a combination of the methods described in clauses (i) and (ii) above; provided, however, that in the event the Company determines at any time or from time to time that any of such exercise procedures may have an adverse  impact on  the Company’s financial statements, the Company may limit or prohibit the Holder from using any such method of exercise.

(c)           Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder’s prime broker as specified in the Holder’s exercise form within a reasonable time, not exceeding five (5) Trading Days after such exercise (the “Delivery Date”) or, at the request of the Holder (provided that a registration statement under the Securities Act providing for the resale of the Warrant Stock is then in effect or that the shares of Warrant Stock are otherwise exempt from registration), issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”)  when available, within a reasonable time, not exceeding five (5) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise. Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder’s behalf via DWAC if such exercise is in connection with a sale or other exemption from registration by which the shares may be issued without a restrictive legend and the Issuer and its transfer agent are participating in DTC through the DWAC system. The Holder shall deliver this original Warrant, or an indemnification reasonably acceptable to the Issuer undertaking with respect to such Warrant in the case of its loss, theft or destruction, at such time that this Warrant is fully exercised. With respect to partial exercises of this Warrant, the Issuer shall keep written records for the Holder of the number of shares of Warrant Stock exercised as of each date of exercise.

(d)           Transferability of Warrant. Subject to Section 2(f) hereof, this Warrant may be transferred by a Holder, in whole or in part, without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

(e)           Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

(f)           Compliance with Securities Laws.

 (i)         The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

 (ii)        Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

(iii)        The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above, if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer and demonstrating that the following conditions are satisfied. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, or (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become and remains effective under the Securities Act, or (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. The Issuer will respond to any such notice from a holder within three (3) Trading Days. In the case of any proposed transfer under this Section 2(f), the Issuer will use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(f) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Stock is required to be issued to the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, the Issuer shall cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder or Holder's Prime Broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement).

(g)         Accredited Investor Status. At the time of the exercise of this Warrant, the Holder (1) shall be an “accredited investor” as defined in Regulation D under the Securities Act, or (2) shall exercise this Warrant by means of a cashless exercise as provided for in Section 2(b).

3.           Adjustment of Warrant Price.  (a) If the Common Stock as presently constituted, shall be changed into or exchanged for a different number or kind of shares or other securities of the Company or of another entity (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise) or if the number of shares of Common Stock shall be increased through the payment of a share dividend, the Holder shall receive upon exercise of this Warrant, the number and kind of shares or other securities into which each outstanding share of Common Stock shall be so changed, or for which each such share of Common Stock shall be exchanged, or to which each such share of Common Stock shall be entitled, as the case may be.  The Warrant Price and other terms of this Warrant shall be appropriately amended to reflect the foregoing events.  If there shall be any other change in the number or kind of the outstanding shares of Common Stock, or of any shares or other securities into which the Common Stock shall have been changed, or for which the shares of Common Stock shall have been exchanged, then, if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in the Warrant Price, such adjustment shall be made in accordance with that determination.  Notice of any adjustment shall be given by the Company to the Holder.

(b)         No Impairment. The Issuer shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect against impairment the right of the Holder to exercise this Warrant. In the event the Holder shall elect to exercise this Warrant, in whole or in part, as provided herein, the Issuer cannot refuse exercise based on any claim that the Holder or anyone associated or affiliated with such holder has been engaged in any violation of law, unless (i) the Issuer receives an order from the Securities and Exchange Commission prohibiting such exercise or (ii) an injunction from a court, on notice, restraining and/or adjoining exercise of this Warrant.

(c)           Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Warrant Price or number of shares of Common Stock for which this Warrant is exercisable pursuant to this Section 3, the Issuer at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Issuer shall, upon written request of the Holder, at any time, furnish or cause to be furnished to the Holder a like certificate setting forth such adjustments and readjustments, the Warrant Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the exercise of this Warrant. Notwithstanding the foregoing, the Issuer shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount; if the Issuer so postpones delivering a certificate, such prior adjustment shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 3 and not previously made, would result in an adjustment of one percent or more.

(d)           Issue Taxes. The Issuer shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of this Warrant; provided, however, that the Issuer shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

(e)           Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Holder shall round the number of shares to be issued upon exercise up to the nearest whole number of shares.

(f)           Reservation of Common Stock. The Issuer shall, during the period within which this Warrant may be exercised, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of shares of Common Stock equal to at least one hundred percent (100%) of the aggregate number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant.

(g)           Retirement of this Warrant. Exercise of this Warrant shall be deemed to have been effected on the date of exercise hereof. Upon exercise of this Warrant only in part, the Issuer shall issue and deliver to the Holder, at the expense of the Issuer, a new Warrant covering the unexercised balance of the Warrant Shares.

(h)           Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of exercise of this Warrant require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Issuer shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

4.           No Preemptive Rights. The Holder shall not be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board in its absolute discretion may deem advisable.

5.           Exercise Restriction. Notwithstanding anything to the contrary set forth in this Warrant, at no time may the Holder exercise this Warrant, in whole or in part, if the number of shares of Common Stock to be issued pursuant to such exercise would cause the number of shares of Common Stock beneficially owned by the Holder and its affiliates at such time, when aggregated with all other shares of Common Stock beneficially owned by the Holder and its affiliates at such time, result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time; provided, however, that upon the Holder providing the Issuer with sixty-one (61) days notice (pursuant to Section 10 hereof) (the "Waiver Notice") that the Holder would like to waive Section 5 of this Warrant with regard to any or all shares of Common Stock for which this Warrant is exercisable, this Section 5 shall be of no force or effect with regard to those shares referenced in the Waiver Notice.

6.           Definitions. For the purposes of this Warrant, the following terms have the following meanings:

“Board” shall mean the Board of Directors of the Issuer.

“Capital Stock” means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

“Certificate of Incorporation” means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

“Common Stock” means the Common Stock, $0.0001 par value per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

 “Governmental Authority” means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

“Holders” mean the Persons who shall from time to time own any Warrant. The term “Holder” means one of the Holders.

“Original Issue Date” means the Issuance Date of this Warrant.

“Other Common” means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

“Outstanding Common Stock” means, at any given time, the aggregate amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all Common Stock Equivalents that are outstanding at such time.

“Person” means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

“Per Share Market Value” means the closing price of a share of  Common Stock on the principal securities exchange (including the Over-the-Counter Bulletin Board) on which such shares are traded on the day immediately preceding the date as of which Per Share Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Per Share Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the market on which such shares trade on the day immediately preceding the date as of which Per Share Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded.

“Securities” means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

“Term” has the meaning specified in Section 1 hereof.

“Trading Day” means (a) a day on which the Common Stock is traded on the OTC Bulletin Board the over-the-counter market as reported by National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) hereof, then Trading Day shall mean (b) any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Voting Stock” means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

“Warrant Price” initially means Fifty Cents ($0.50) per share, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 3 hereto.

“Warrant Share Number” means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of a Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

“Warrant Stock” means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

7.           Other Notices. In case at any time:

(i)           the Issuer shall make any distributions to the holders of Common Stock; or

(ii)          the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

(iii)         there shall be any reclassification of the Capital Stock of the Issuer; or

(iv)         there shall be any capital reorganization by the Issuer; or

(v)          there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

(vi)         there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty (20) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

8.           Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by (a) the Issuer, and (b) the Holders of twenty-five percent (25%) of the Warrants. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

9.           Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 9 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

10.          Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Issuer. The Issuer will give written notice to the Holder at least twenty (20) calendar days prior to the date on which the Issuer closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Issuer will also give written notice to the Holder at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public. Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

11.         Lost or Stolen Warrant. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver new Warrant of like tenor and date; provided, however, that the Company shall not be obligated to re-issue warrant(s) if the Holder contemporaneously exercise this Warrant to purchase shares of Common Stock.

12.         Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

13.         Specific Shall Not Limit General; Construction. No specific provision contained in this Warrant shall limit or modify any more general provision contained herein. This Warrant shall be deemed to be jointly drafted by the Company and all initial purchasers of the Warrant and shall not be construed against any person as the drafter hereof.

14.         Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

15.         Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

16.         Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

FLORHAM CONSULTING CORP.

By:
Name: Joseph J. Bianco
Title: Chief Executive Officer

EXERCISE FORM
WARRANT

FLORHAM CONSULTING CORP.

The undersigned _______________, pursuant to the provisions of the accompanying Warrant, hereby elects to purchase _____ shares of Common Stock of FLORHAM CONSULTING CORP. covered by the accompanying Warrant.

Dated: _________________	Signature	___________________________

	Address	_____________________
_____________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.  ☐ Yes  ☐ No

The Holder shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the accompanying Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer said Warrant on the books of the corporation named therein.

Dated: _________________	Signature	___________________________

	Address	_____________________
_____________________

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the accompanying Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of said Warrant on the books of the corporation named therein.

Dated: _________________	Signature	___________________________

	Address	_____________________
_____________________

FOR USE BY THE ISSUER ONLY:

This Warrant No. ________ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of _______________, Warrant No. ________ issued for ____ shares of Common Stock in the name of _______________.